Exhibit 32
    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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In  connection  with the  accompanying  Annual  Report of Farmers  Capital  Bank
Corporation on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies in his capacity as officer of Farmers Capital Bank Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date:  March 3, 2005                          /s/ G. Anthony Busseni
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                                              G. Anthony Busseni
                                              President and CEO



Date:  3-3-05                                 /s/ C Douglas Carpenter
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                                              C. Douglas Carpenter
                                              Vice President, Secretary, and CFO